USCF ETF TRUST

USCF SUMMERHAVEN SHPEI INDEX FUND (BUY)

USCF SUMMERHAVEN SHPEN INDEX FUND (BUYN)

Supplement dated August 15, 2019

to the Prospectus of USCF SummerHaven SHPEI Index Fund

and USCF SummerHaven SHPEN Index Fund

dated October 30, 2018

* Principal U.S. Listing Exchange: NYSE Arca, Inc.

Implementation of Fee Waivers

Effective August 15, 2019, USCF Advisers LLC (the “Adviser”), the investment adviser of the USCF SummerHaven SHPEI Index Fund and the USCF SummerHaven SHPEN Index Fund (the “Funds”), has contractually agreed to waive a portion of its management fees. The agreement will remain in effect through October 31, 2020.

The remainder of this supplement describes revisions to the Funds’ prospectuses and includes additional information about the waiver agreement.

Fees and Expenses of the Funds

Effective August, 15, 2019, under both “Fund Summary – USCF SummerHaven SHPEI Index Fund” and “Fund Summary – USCF SummerHaven SHPEN Index Fund,” the “Annual Fund Operating Expenses” and “Example” tables are deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.95%
Distribution (Rule 12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.95%
Fee Waivers(2)	(0.15)%
Total Annual Fund Operating Expenses After Fee Waivers	0.80%

(1)	The Fund pays USCF Advisers LLC (the “Adviser”) an annual unitary management fee based upon the Fund’s average daily net assets at the rate set forth above. The Adviser is responsible for all expenses of the Fund except expenses for taxes and governmental fees; brokerage fees; commissions and other transaction expenses; costs of borrowing money, including interest expenses; securities lending expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of any independent legal counsel.
(2)	The Adviser has contractually agreed through October 31, 2020 to waive 0.15% of its management fees. The agreement may be amended or terminated prior to October 31, 2020 only by agreement of the Board of Trustees of USCF ETF Trust and the Adviser, and will terminate automatically if the investment advisory agreement between the Adviser and the Fund is terminated. After October 31, 2020, the Adviser, in its sole discretion, may choose to renew or amend the agreement. Amounts waived are not subject to recoupment by the Adviser.

Example

1 Year	3 Years	5 Years	10 Years
$ 82	$ 288	$ 511	$ 1,153

Please retain this supplement for future reference.